Exhibit 10.1

                              ESYNCH CORPORATION
                          2003 STOCK INCENTIVE PLAN

This 2003 STOCK INCENTIVE PLAN (the "Plan") is hereby established by eSynch Corporation, a Delaware corporation (the "Company"), as adopted by its Board of Directors as of September 1, 2003 (the "Effective Date").

                             PURPOSES OF THE PLAN.

The purposes of the Plan are (a) to enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

                                 DEFINITIONS.

For purposes of this Plan, the following terms shall have the meanings indicated:

ADMINISTRATOR. "Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

AFFILIATED COMPANY.
"Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

BOARD.  "Board" means the Board of Directors of the Company.

CHANGE IN CONTROL. "Change in Control" shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

COMMITTEE. "Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

COMMON STOCK. "Common Stock" means the Common Stock, par value $0.001 per share, of the Company, subject to adjustment pursuant to Section 4.2 hereof.

CONTINUOUS SERVICE.  "Continuous Service" shall mean--
(a) employment by either the Company or any parent or subsidiary corporation of the Company, or by a corporation or a parent or subsidiary of a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, which is uninterrupted except for vacations, illness (except for permanent disability, as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable,
(b) service as a member of the Board of Directors of the Company until Optionee resigns, is removed from office, or Optionee's term of office expires and he or she is not reelected, or
(c) so long as Optionee is engaged as a consultant or service provider to the Company or any corporation referred to in clause (a) above.


DISABILITY.  "Disability" means permanent and total disability as defined in
Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

EFFECTIVE DATE. "Effective Date" means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

EXERCISE PRICE. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

FAIR MARKET VALUE. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:
(a) If the Common Stock is then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation as so reported by the principal system or exchange on which the Common Stock is traded, or, if no closing sale price is reported on such day, then the Fair Market Value shall be the closing sale price of the Common Stock as so reported on the next preceding day on which a closing sale price is reported. (b) If the Common Stock is not then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the reported closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation. (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

HOSTILE TAKEOVER. "Hostile Takeover" shall mean either of the following events effecting a change in control or ownership of the Company:
(a) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept, or
(b) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

INCENTIVE OPTION. "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

NASD DEALER. "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

NONQUALIFIED OPTION. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

OFFEREE. "Offeree" means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

OPTION. "Option" means any option to purchase Common Stock granted pursuant to the Plan.

OPTION AGREEMENT. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

OPTIONEE.  "Optionee" means a Participant who holds an Option.

PARTICIPANT. "Participant" means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

PUBLIC OFFERING. "Public Offering" shall mean the sale to the public and closing of an underwritten public offering of the Company's Common Stock that is registered under the Securities Act of 1933.

PURCHASE PRICE. "Purchase Price" means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

RESTRICTED STOCK. "Restricted Stock" means shares of Common Stock issued, subject to any restrictions and conditions as are established, pursuant to
Section 6.

RESTRICTED STOCK PURCHASE AGREEMENT. "Restricted Stock Purchase Agreement" means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.
RIGHT TO PURCHASE.
"Right to Purchase" means a right to purchase Restricted Stock granted to an Offeree pursuant to Section 6 hereof.

SERVICE PROVIDER. "Service Provider" means a consultant or other person or entity who provides advice or other services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Plan.

10% STOCKHOLDER. "10% Stockholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

                                 ELIGIBILITY.
                              INCENTIVE OPTIONS.

Officers and other key employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

NONQUALIFIED OPTIONS AND RIGHTS TO PURCHASE.
Officers and other key employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

LIMITATION ON SHARES.
In no event shall any Participant be granted Options or Rights to Purchase in any one calendar year pursuant to which more than 500,000 shares of Common Stock may be acquired.

                                 PLAN SHARES.
                         SHARES SUBJECT TO THE PLAN.

A total of 25,000,000 shares of Common Stock may be issued under the Plan, subject to adjustment as to the number and kind of shares pursuant to Section
4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Option Agreement or Restricted Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

CHANGES IN CAPITAL STRUCTURE.
If the then outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Restricted Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

                                   OPTIONS.
                              OPTION AGREEMENT.
Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any first rights of refusal and resale restrictions or repurchase rights upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement in any respect.

EXERCISE PRICE.
The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 85% of Fair Market Value on the date the Nonqualified Option is granted (or 100% as to a Nonqualified Option granted to a 10% Stockholder), and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

PAYMENT OF EXERCISE PRICE.
Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by--
(a) cash;
(b) check;
(c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator;
(e) the cancellation of indebtedness of the Company to the Optionee;
(f) the waiver of compensation due or accrued to the Optionee for services rendered;
(g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company;
(h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or
(i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

                       TERM AND TERMINATION OF OPTIONS.
The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

VESTING AND EXERCISE OF OPTIONS.
Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator; provided, however that Options granted to employees who are not officers, directors or Service Providers shall vest and become exercisable in installments at a minimum rate of 20% per year over a period of five (5) years from the date the Option is granted.

ANNUAL LIMIT ON INCENTIVE OPTIONS.
To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000. To the extent such dollar limitation is exceeded, the excess portion of such Option shall be exercisable as a Nonqualified Option under the Federal tax laws.

LIMITED TRANSFERABILITY.
No Incentive Option or Nonqualified Options shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee. Notwithstanding the foregoing, shares purchased upon exercise of Nonqualified Options may be transferred, if the transferee agrees to be bound by the same transfer restrictions applicable to the Participant, in connection with the Optionee's estate plan, be assigned in whole or in part, during the Optionee's lifetime to one or more members of the Optionee's immediate family, including any parent, descendant, spouse, brother, sister, grandparent, grandchild, dependent, or member of their immediate families, or to a trust established exclusively for one or more such persons. The terms applicable to the assigned portion of the shares shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. In the event that applicable tax law and federal and state securities laws permit transfer of Options in any particular case, then with the consent of the Administrator in such case, an Option may be transferred consistent with restrictions under law and subject to any terms or restrictions imposed by the Administrator.

RIGHTS AS STOCKHOLDER.
An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

COMPANY'S REPURCHASE RIGHTS.
In the event of termination of a Participant's Continuous Service for any reason whatsoever (including death or disability), the Option Agreement may provide, in the discretion of the Administrator, that the Company, or its assignee, shall have the right, exercisable at the discretion of the Administrator, to repurchase shares of Common Stock acquired pursuant to the exercise of an Option at any time, at any price, and on any terms as set forth in the Option Agreement evidencing such Options.

RESTRICTIONS ON UNDERLYING SHARES OF COMMON STOCK.
Shares of Common Stock issued pursuant to the exercise of an Option may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Option Agreement.

                             RIGHTS TO PURCHASE.
                         NATURE OF RIGHT TO PURCHASE.
A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, Continuous Service or the achievement of specified performance goals or objectives. The Administrator shall have the discretion to grant options, or amend outstanding options, such that the unvested portion of options are exercisable for Restricted Stock.

ACCEPTANCE OF RIGHT TO PURCHASE.
An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Restricted Stock Purchase Agreement. Each Restricted Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Restricted Stock Purchase Agreement may be different from each other Restricted Stock Purchase Agreement.

PAYMENT OF PURCHASE PRICE.
Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by--
(a) cash;
(b) check;
(c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise;
(d) the Offeree's promissory note in a form and on terms acceptable to the Administrator;
(e) the cancellation of indebtedness of the Company to the Offeree;
(f) the waiver of compensation due or accrued to the Offeree for services rendered; or
(g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

RIGHTS AS A STOCKHOLDER.
Upon complying with the provisions of Section 6.2 hereof, an Offeree shall have the rights of a stockholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Restricted Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Restricted Stock Purchase Agreement until such shares have vested.

RESTRICTIONS.
Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Restricted Stock Purchase Agreement or by the Administrator in the particular case. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase
(i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (ii) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Restricted Stock Purchase Agreement; provided that, for Restricted Stock granted to employees who are not officers, directors or Service Providers, the Company's Repurchase Right at the original purchase price lapses at a minimum rate of 20% per year over a period of five
(5) years from the date the Right to Purchase was granted.

VESTING OF RESTRICTED STOCK.
The Restricted Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

DIVIDENDS.
If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

LIMITED ASSIGNABILITY OF RIGHTS.
No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution. Restricted Stock may, in connection with the Participant's estate plan, be assigned in whole or in part during the Participant's lifetime to one or more members of the Participant's immediate family, including any parent, descendant, spouse, brother, sister, grandparent, grandchild, dependent, or member of their immediate families, or to a trust established exclusively for one or more such persons, or to a trust established exclusively for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the Restricted Stock immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. In the event that applicable tax law and federal and state securities laws permit transfer of Restricted Stock in any other particular case, then with the consent of the Administrator in such case, Restricted Stock may be transferred consistent with restrictions under law and subject to any terms or restrictions imposed by the Administrator.

                         ADMINISTRATION OF THE PLAN.
                                ADMINISTRATOR.
Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

POWERS OF THE ADMINISTRATOR.
In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by applicable law, the Administrator shall have full power and authority, at any time and from time to time: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof;
(b) to interpret the Plan;
(c) to create, amend or rescind rules and regulations relating to the Plan;
(d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Restricted Stock Purchase Agreements;
(e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Right to Purchase under the Plan;
(f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Restricted Stock Purchase Agreement;
(g) to extend the exercise date of any Option or acceptance date of any Right to Purchase;
(h) to provide for first rights of refusal and/or repurchase rights;
(i) to effect, with the consent of the affected Participant, the cancellation of any or all outstanding Options and to grant, in substitution, new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value on the new grant date; and
(i) to amend outstanding Option Agreements and Restricted Stock Purchase Agreements to provide for, among other things, any change or modification to a provision which the Administrator could have provided for upon the grant of an Option or Right to Purchase or upon the issuance of Restricted Stock or in furtherance of the powers provided for herein; and
(j) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

LIMITATION ON LIABILITY.
No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

                                      .
                      MERGERS AND OTHER REORGANIZATIONS.

The Option Agreement or Restricted Stock Purchase Agreement shall make provision for what, if anything, shall happen in the event that the Company at any time proposes to enter into any transaction approved by the Board to dissolve, liquidate, sell substantially all of its assets, or merge or consolidate, or acquire property or shares, separate or reorganize, with any other entity or entities, corporate or otherwise, as a result of which either the Company is not the surviving corporation or the Company is the surviving corporation. The Plan and outstanding Options, Rights of Purchase, or Restricted Stock shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

CHANGE IN CONTROL.
In the event of a Change in Control of the Company, concurrent with and conditioned upon the effective date of the proposed transaction, any outstanding unexercised Options and Rights to Purchase that have not yet vested shall be accelerated and vest at such time to the extent that the Option Agreement or Restricted Stock Purchase Agreement provides. Notwithstanding the foregoing, the Administrator in its discretion may take one or more of the following actions:
(i) provide for the purchase or exchange of this Option for an amount of cash or other property having a value equal to the difference, or spread, between
(x) the value of the cash or other property that the Optionee would have received pursuant to such Change in Control transaction in exchange for the shares issuable upon exercise of this Option had this Option been exercised immediately prior to such Change in Control transaction and
(y) the Exercise Price,
(ii) adjust the terms of this Option in a manner determined by the Administrator to reflect the Change in Control,
(iii) cause this Option to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of this Option, or the substitution for this Option of a new option of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Price, in which event the Plan and this Option, or the new option substituted therefor, shall continue in the manner and under the terms so provided, or
(iv) make such other provision as the Administrator may consider equitable. If the Administrator does not take any of the forgoing actions, this Option shall terminate upon the consummation of the Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to the Optionee not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

HOSTILE TAKEOVER.
The Administrator shall have the discretionary authority to structure Option Agreements and Restricted Stock Purchase Agreements such that the Company's Repurchase Rights shall terminate and such shares shall vest automatically upon the consummation of a Hostile Take-Over, to condition the automatic acceleration of one or more Options and the termination of one or more of the Company's Repurchase Rights under Restricted Stock Purchase Agreements upon the involuntary termination of the Participant's Continuous Service within a designated period (not to exceed eighteen (18) months) following the effective date of a Hostile Take-Over, and to make provision that each Option so accelerated shall remain exercisable for fully-vested shares until a date not later than the expiration of the option term.

                    AMENDMENT AND TERMINATION OF THE PLAN.
                                 AMENDMENTS.

The Board shall have full power and authority (subject to certain amendments requiring stockholder approval pursuant to applicable laws or regulations) from time to time to alter, amend, suspend or terminate the Plan in any or all respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Restricted Stock Purchase Agreement without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

PLAN TERMINATION.
Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Plan thereafter, but Option Agreements, Restricted Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

                               TAX WITHHOLDING.

The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. The Company's obligation to deliver shares of Common Stock upon the exercise of Options or the issuance or vesting of Common Stock under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by--
(a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or
(b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

                                MISCELLANEOUS.
                           BENEFITS NOT ALIENABLE.

Other than as provided above, benefits under the Plan may not be transferred, assigned or alienated, whether voluntarily or involuntarily or by operation of law. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be void and without force or effect whatsoever. NO CREATION OR ENLARGEMENT OF PARTICIPANT'S RIGHTS TO CONTINUE IN ANY CAPACITY. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant for, or to be consideration for, or an inducement to, or a condition of, the continuation of any Participant's services to the Company in any capacity. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained in the service of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company (which rights are hereby expressly reserved by each) to discharge or discontinue the services of any Participant at any time for any reason, with or without cause.

APPLICATION OF FUNDS.
The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Restricted Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

ANNUAL AND OTHER PERIODIC REPORTS.
The Company shall furnish or make available to Participants copies of all annual and other periodic financial and informational reports that the Company distributes generally to its stockholders.

The Participants shall in any event receive financial statements at least annually, except if all Participants are key employees with duties that assure the equivalent access to information.

COMPLIANCE WITH SECTION 25102(O).
At no time shall the number of shares issuable upon the exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Title 10., Sections 260.140.45 of the California Code of Regulations, based on the shares of the Company outstanding at the time the calculation is made. In the event the any or all requirements of Section 25102(o) of the California Corporate Securities Law of 1968, or applicable provisions of Title 10., including Sections 260.140.41, 42, 45, or 46, of the California Code of Regulations, or Rule 701 promulgated under the U.S. Securities Act of 1933 are inconsistent with the Plan in any way, or become inconsistent hereafter because such laws or rules are changed, replaced or superseded, this Plan and any outstanding securities under the Plan shall be modified in the Administrator's best judgment and sole discretion consistent with the new requirements or consistent with any other available exemptions under federal or state securities laws.